Exhibit 99.2

Unaudited Pro-forma Consolidated Financial Statements

SunOpta Inc.

For the two quarters ended July 3, 2010 and the years
ended December 31, 2009, 2008 and 2007

(Unaudited)

On September 1, 2010, SunOpta Inc. (“SunOpta” or the “Company”) announced the sale (the “SBI Transaction”) of SunOpta BioProcess Inc. ("SBI") to Mascoma Corporation ("Mascoma"). In exchange for selling all outstanding common shares of SBI, SunOpta will take back a combination of preferred and common shares representing an approximate 18% ownership interest in Mascoma. The Company expects to record a net gain on the SBI Transaction, with the amount being dependant on the finalization of the closing balance sheet and related closing costs, which are expected to be finalized in the next 12 months.

Following the SBI Transaction, SunOpta will account for its investment in Mascoma on a cost basis. Accordingly, no part of the ongoing financial results of Mascoma will be included in SunOpta’s operational results.

On June 14, 2010, the Company announced that it had completed the divestiture of its Canadian Food Distribution Assets (the “CFDA Transaction”) to United Natural Foods, Inc. (“UNFI”) and UNFI Canada, Inc., a wholly owned subsidiary of UNFI for cash consideration of Cdn $68,000. The Company realized a $13,809 gain on the CFDA Transaction, subject to post closing adjustments, in accordance with the asset purchase agreement, which are expected to be finalized within the next nine months.

The assets sold in the CFDA Transaction formed part of the Distribution Group. The Company retained the natural health products distribution and manufacturing assets, which represent the balance of the assets in the Distribution Group.

The accompanying unaudited pro-forma consolidated balance sheet of SunOpta Inc. as of July 3, 2010 is presented as if the SBI Transaction had occurred on July 3, 2010. The disposition of the Canadian Food Distribution Assets occurred prior to the balance sheet date, as a result the impact of the CFDA Transaction is already reflected on the historical consolidated balance sheet of SunOpta Inc. as of July 3, 2010. The accompanying unaudited pro-forma consolidated statements of operations of SunOpta Inc. for the two quarters ended July 3, 2010 and the years ended December 31, 2009, 2008 and 2007 are presented as if the SBI Transaction and the CFDA Transaction had occurred on January 1, 2007. In order to derive the pro-forma financial information, the historical results of SunOpta Inc. have been adjusted to eliminate the assets, liabilities and results of operations of SBI and the Canadian Food Distribution business, which have historically been consolidated by SunOpta Inc. Pro-forma adjustments are described in the notes to the unaudited pro-forma consolidated financial statements. The historical unaudited pro-forma consolidated statement of operations for the two quarters ended July 3, 2010 has been adjusted to remove the impact of discontinued operations, which related to the sale of the Canadian Food Distribution Assets. The discontinued operations removed included the gain on the sale of the Canadian Food Distribution business, as well as its results from operations. Accordingly, there are no further pro-forma adjustments required for the CFDA Transaction on the consolidated statement of operations for the two quarters ended July 3, 2010.

The pro-forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ. The pro-forma adjustments are directly attributable to the SBI Transaction and the CFDA Transaction and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the unaudited pro-forma financial statements have been made. The unaudited consolidated pro-forma financial information is for informational purposes only, and is not necessarily indicative of the operating results or financial position that would have been achieved had the SBI Transaction and the CFDA Transaction been consummated on the dates indicated, and should not be construed as being representative of SunOpta Inc.’s future results of operations or financial position.

The unaudited pro-forma financial statements should be read in conjunction with SunOpta Inc.’s consolidated financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2009, 2008 and 2007 in SunOpta Inc.’s Annual Report on Form 10-K for the annual period ended December 31, 2009 and SunOpta Inc.’s consolidated financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the quarter and two quarters ended July 3, 2010 in SunOpta Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended July 3, 2010.

Forward-Looking Statements
Statements included in this report regarding the expected gain on the SBI Transaction, the estimated amount of the gain and anticipated savings due to the reduction or elimination of cost from management fees are "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation, and are based on information available to us on the date of this report. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on certain assumptions and analyses we make in light of our experience and our interpretation of current conditions, historical trends and expected future developments as well as other factors that we believe are appropriate in the circumstance. Whether actual results and developments will agree with our expectations and predictions is subject to many risks and uncertainties including, but not limited to, finalization of the closing balance sheets and related closing costs of the SBI Transaction and CFDA Transaction, cost rationalization initiatives and general economic conditions. Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that our actual results or the developments we anticipate will be realized.

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the two quarters ended July 3, 2010
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		SBI
	Historical	Adjustments		Pro-Forma

Revenues	453,310	2,676	(g)	450,634

Cost of goods sold	377,953	1,930	(g)	376,023

Gross profit	75,357	746		74,611

Warehousing and distribution expenses	2,192	-		2,192
Selling, general and administrative expenses	51,556	1,536	(h)	50,020
Intangible asset amortization	2,319	-		2,319
Other expense, net	250	(1,109	) (h)	1,359
Foreign exchange gain	(1,499)	(63	) (h)	(1,436)

Earnings from continuing operations before the following	20,539	382		20,157

Interest expense, net	5,739	150	(i)	5,589

Earnings from continuing operations before income taxes	14,800	232		14,568

Provision for income taxes	3,930	12		3,918

Earnings for the period	10,870	220		10,650

Earnings from continuing operations for the period attributable to non-controlling interests	214	-		214

Earnings for the period attributable to SunOpta Inc.	10,656	220		10,436

Earnings per share for the period – basic	0.16			0.16
Earnings per share for the period – diluted	0.16			0.16

Weighted average number of common shares
-Basic	65,049,223			65,049,223
-Diluted	65,696,508			65,696,508

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the year ended December 31, 2009
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		CFDA		SBI
	Historical	Adjustments		Adjustments		Pro-Forma

Revenues	989,132	169,573	(a)	519	(g)	819,040

Cost of goods sold	840,262	129,985	(a)	296	(g)	709,981

Gross profit	148,870	39,588		223		109,059

Warehousing and distribution expenses	18,856	14,633	(b)	-		4,223
Selling, general and administrative expenses	111,475	19,262	(b)	3,372	(h)	88,841
Intangible asset amortization	5,677	1,017	(b)	12	(h)	4,648
Other expense, net	2,587	342	(b)	-		2,245
Goodwill impairment	8,841	-		-		8,841
Foreign exchange gain	(1,042)	(527	) (b)	8	(h)	(523)

Earnings before the following	2,476	4,861		(3,169)		784

Interest expense, net	14,028	3,353	(c)	189	(i)	10,486

Loss before income taxes	(11,552)	1,508		(3,358)		(9,702)

Recovery of income taxes	(1,762)	238	(d)	-		(2,000)

Loss for the year	(9,790)	1,270		(3,358)		(7,702)

Loss for the year attributable to non-controlling interests	(3,027)	-		-		(3,027)

Loss for the year attributable to SunOpta Inc.	(6,763)	1,270		(3,358)		(4,675)

Loss per share for the year – basic	(0.10)					(0.07)
Loss per share for the year – diluted	(0.10)					(0.07)

Weighted average number of common shares
-Basic	64,770,614					64,770,614
-Diluted	64,770,614					64,770,614

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the year ended December 31, 2008
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		CFDA		SBI
	Historical	Adjustments		Adjustments		Pro-Forma

Revenues	1,055,173	179,293	(a)	1,435	(g)	874,445

Cost of goods sold	899,078	134,982	(a)	1,988	(g)	762,108

Gross profit	156,095	44,311		(553)		112,337

Warehousing and distribution expenses	21,040	16,244	(b)	-		4,796
Selling, general and administrative expenses	117,808	19,079	(b)	2,856	(h)	95,873
Intangible asset amortization	5,879	1,090	(b)	15	(h)	4,774
Other expense, net	1,003	(7	) (b)	1,729	(h)	(719)
Goodwill impairment	10,154	-		-		10,154
Foreign exchange gain	(4,835)	224	(b)	(598	) (h)	(4,461)

Earnings before the following	5,046	7,681		(4,555)		1,920

Interest expense, net	14,281	4,443	(c)	(326	) (i)	10,164

Loss before income taxes	(9,235)	3,238		(4,229)		(8,244)

Provision for income taxes	790	756	(d)	-		34

Loss for the year	(10,025)	2,482		(4,229)		(8,278)

Earnings for the year attributable to non-controlling interests	911	-		-		911

Loss for the year attributable to SunOpta Inc.	(10,936)	2,482		(4,229)		(9,189)

Loss per share for the year – basic	(0.17)					(0.14)
Loss per share for the year – diluted	(0.17)					(0.14)

Weighted average number of common shares
-Basic	64,255,250					64,255,250
-Diluted	64,255,250					64,255,250

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the year ended December 31, 2007
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		CFDA		SBI
	Historical	Adjustments		Adjustments		Pro-Forma

Revenues	802,494	153,555	(a)	1,839	(g)	647,100

Cost of goods sold	676,360	113,209	(a)	2,957	(g)	560,194

Gross profit	126,134	40,346		(1,118)		86,906

Warehousing and distribution expenses	20,899	16,430	(b)	-		4,469
Selling, general and administrative expenses	95,911	14,379	(b)	4,932	(h)	76,600
Intangible asset amortization	4,201	1,093	(b)	21	(h)	3,087
Other expense, net	1,187	567	(b)	-		620
Goodwill impairment	996	-		-		996
Foreign exchange gain	(539)	(356	) (b)	(268	) (h)	85

Earnings before the following	3,479	8,233		(5,803)		1,049

Dilution gain	693	-		-		693
Interest expense, net	8,823	3,785	(c)	(496	) (i)	5,534

Loss before income taxes	(4,651)	4,448		(5,307)		(3,792)

Recovery of income taxes	(6,101)	1,406	(d)	-		(7,507)

Earnings for the year	1,450	3,042		(5,307)		3,715

Earnings for the year attributable to non-controlling interests	1,043	-		-		1,043

Earnings for the year attributable to SunOpta Inc.	407	3,042		(5,307)		2,672

Earnings per share for the year – basic	0.01					0.04
Earnings per share for the year – diluted	0.01					0.04

Weighted average number of common shares
-Basic	62,602,772					62,602,772
-Diluted	63,222,113					63,222,113

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Balance Sheet
As at July 3, 2010
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		SBI
	Historical	Adjustments		Pro-forma

Assets

Current assets
Cash and cash equivalents	38,355	(17,974)	(e)	20,381
Accounts receivable	99,684	(532)	(e)	99,152
Inventories	146,599	(1)	(e)	146,598
Prepaid expenses and other current assets	9,079	(110)	(e)	8,969
Deferred income taxes	5,172	-		5,172
	298,889	(18,617)		280,272

Investments	-	33,457	(k)	33,457
Property, plant and equipment	106,379	(2,913)	(e)	103,466
Goodwill	30,491	-		30,491
Intangible assets	50,718	(576)	(e)	50,142
Deferred income taxes	10,758	(2,297)	(f)	8,461
Other assets	3,539	(1,357)	(e)	2,182

	500,774	7,697		508,471

Liabilities

Current liabilities
Bank indebtedness	26,085	-		26,085
Accounts payable and accrued liabilities	80,938	291	(e)	81,229
Customer and other deposits	1,215	-		1,215
Incomes taxes payable	1,079	-		1,079
Other current liabilities	1,914	-		1,914
Current portion of long-term debt	63,723	-		63,723
	174,954	291		175,245

Long-term debt	17,908	-		17,908
Long-term liabilities	2,611	-		2,611
Deferred income taxes	13,010	-		13,010
	208,483	291		208,774

Preferred shares of a subsidiary company	28,387	(28,387)	(e)	-

Equity
SunOpta Inc. shareholders’ equity
Capital stock (65,170,331 common shares)	179,218	-		179,218
Additional paid in capital	11,064	-		11,064
Retained earnings	59,225	35,793	(j)	95,018
Accumulated other comprehensive income	953	-		953
	250,460	35,793		286,253
Non-controlling interest	13,444	-		13,444
Total equity	263,904	35,793		299,697

	500,774	7,697		508,471

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SUNOPTA INC.
NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

a)	This adjustment reflects the elimination of the revenues and cost of goods sold of the assets sold to UNFI Canada.

b)

This adjustment reflects the elimination of the warehousing and distribution expenses, selling, general and administrative expenses, intangible asset amortization, other expense, net and foreign exchange gain of the assets sold, net of management fees provided by Corporate services. Not included in the pro-forma results are anticipated savings due to costs included in management fees that will be reduced or eliminated.

c)

This adjustment represents an estimate of the interest expense that would not have been incurred during the period if the proceeds from the CFDA Transaction had been used to repay interest bearing debt.

d)

This adjustment represents the estimated income tax effect of the pro-forma adjustments. The tax effect of the pro-forma adjustments was calculated using the historical statutory rates in effect in Canada and the U.S. for the periods presented.

e)

This adjustment reflects the elimination of assets and liabilities attributable to SBI, and a $2,177 increase to accounts payable and accrued liabilities representing an accrual for a closing cash shortfall in SBI, which SunOpta agreed to fund, in accordance with the share purchase agreement.

f)

This adjustment gives effect to the tax impact of the SBI Transaction. The tax on the estimated gain generated from the SBI Transaction was offset by existing deferred tax assets relating to Canadian net operating losses.

g)	This adjustment reflects the elimination of the revenues and cost of goods sold of SBI.

h)

This adjustment reflects the elimination of the selling, general and administrative expenses (including research and development), intangible asset amortization, other (expense) income, net and foreign exchange (gain) loss of SBI, net of management fees provided by Corporate services. Not included in the pro-forma results are anticipated savings due to costs included in management fees that will be reduced or eliminated.

i)	This adjustment reflects the elimination of interest expense relating to the accretion of the preferred shares, net of interest income generated by SBI on cash held.

j)

This adjustment reflects the estimated gain of approximately $35,793 arising from the SBI Transaction, net of taxes of approximately $2,297, transaction costs of approximately $1,482 and the settlement of contractual share-based and other compensation related awards due to the change in control of approximately $15,275. This estimated gain has not been reflected in the pro-forma consolidated statements of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the proceeds to give effect to any potential post- closing adjustments under the terms of the share purchase agreement.

k)	This adjustment reflects the estimated carrying value of the investment in Mascoma, which is subject to finalizing fair values estimates used to determine the carrying value of the investment.